PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Sep. 30, 2021
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following as of September 30, 2021 and 2020:

	As of September 30,
	2021	2020
Buildings	$6,217,128	$5,486,663
Machinery	6,960,604	6,412,009
Furniture, fixtures and equipment	652,363	588,302
Motor vehicles	250,945	238,149
Total property plant and equipment, at cost	14,081,040	12,725,123
Less: accumulated depreciation	(6,076,185)	(5,221,949)
	8,004,855	7,503,174
Construction in progress (“CIP”)	—	367,506
Property, plant and equipment, net	$8,004,855	$7,870,680

Depreciation expense was $568,038 and $438,467 for the years ended September 30, 2021 and 2020, respectively.

As of September 30, 2021 and 2020, the Company pledged buildings and machinery to secure banking facilities granted to the Company. The carrying values of the pledged buildings to secure bank borrowings by the Company are shown in Note 11.